EXHIBIT 10.3


                        AMENDMENT AGREEMENT NUMBER THREE
                         TO LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT AGREEMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of October _, 2001, is entered into between and among, on the one hand U.S. BANK NATIONAL ASSOCIATION, as a lender and as the arranger and administrative agent ("Agent") for the lenders that become members of the Lender Group pursuant to the terms of the Agreement (as that term is defined below) (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and, on the other hand, 3D SYSTEMS CORPORATION, a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower," and individually and collectively, jointly and severally, as the "Borrowers") and amends that certain Loan and Security Agreement, dated as of May 21, 2001, between and among Agent and Borrowers, as amended by that certain Amendment Agreement Number One to Loan and Security Agreement, dated July 26, 2001, that certain Amendment Agreement Number Two to Loan and Security Agreement, dated August 16, 2001, and that certain letter agreement, dated August 30, 2001, between Agent, on the one hand, and Borrowers, on the other hand (as amended, the "Agreement"). All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern. This Amendment is entered into in light of the following facts:

                                    RECITALS

     WHEREAS, Borrowers, among other things, have requested that Lenders agree to (i) extend the deadline for Borrowers to complete certain unsatisfied conditions subsequent contained in the Agreement, and (ii) change the account in which Borrower's Collections are swept.

     WHEREAS, Lenders have agreed to Borrowers' requests on the terms and conditions set forth herein.

     NOW, THEREFORE, the parties agree as follows:

     1. SECTION 1.1 of the Agreement is amended by adding the following definition:

          "OPERATING ACCOUNT means account number 1534 918 10963 maintained with U.S. Bank and is an operating account of Administrative Borrower."

     2. SECTION 2.5 of the Agreement is deleted in its entirety and replaced with the following:

          "If, at any time or for any reason, the amount of Obligations owed by Borrowers to the Lender Group pursuant to SECTIONS 2.1, 2.12 AND 2.13 is greater than either the Dollar or percentage limitations set forth in SECTIONS 2.1, 2.12 OR 2.13 (an "OVERADVANCE"), then, subject to the immediately succeeding sentence, Borrowers


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     immediately shall pay to Agent, in cash, the amount of such excess, which amount shall be used by Agent to reduce the Obligations in accordance with the priorities set forth in SECTION 2.4(B). The preceding sentence shall not apply to (i) that portion of the Overadvances, if any, that arises between the Closing Date and the date the Merger is consummated which would be eliminated if DTM Corporation was a Borrower hereunder from and after the Closing Date and its "Eligible" accounts and "Eligible" inventory (based upon the standards for Eligible Accounts and Eligible Inventory) were included in the Borrowing Base, and (ii) that portion of the Overadvances, if any, that arises between the Closing Date and January 1, 2002, which would be eliminated if the accounts of the Foreign Subsidiaries arising from the sale of goods or rendition of services were deemed to be Accounts of the Borrowers. In addition, Borrowers hereby promise to pay the Obligations (including principal, interest, fees, costs, and expenses) in Dollars in full to the Lender Group as and when due and payable under the terms of this Agreement and the other Loan Documents."

     3. SECTION 2.7(B) of the Agreement is deleted in its entirety and is replaced with the following:

          "(b) Each Cash Management Bank shall establish and maintain Cash Management Agreements with Agent and Borrowers, in form and substance acceptable to Agent. Each such Cash Management Agreement shall provide, among other things, that (i) all items of payment deposited in such Cash Management Account and proceeds thereof are held by such Cash Management Bank as agent or bailee-in-possession for Agent, (ii) the Cash Management Bank has no rights of setoff or recoupment or any other claim against the applicable Cash Management Account other than for payment of its service fees and other charges directly related to the administration of such Cash Management Account and for returned checks or other items of payment, and
     (iii) the Cash Management Bank immediately will forward by daily sweep all amounts in the applicable Cash Management Account to the Operating Account so long as it has not received notice from Agent that a Default or Event of Default has occurred and is continuing, in which case, upon its receipt of such notice from Agent, the Cash Management Bank will immediately begin forwarding such daily sweeps to Agent's Account."

     4. SECTION 3.2(B) of the Agreement is deleted in its entirety and is replaced with the following:

          "(b) on or before October 31, 2001, deliver to Agent the duly executed Control Agreements, and each such Control Agreement shall be in full force and effect;"

     5. SECTION 3.2(C) of the Agreement is deleted in its entirety and is replaced with the following:

          "(c) on or before November 30, 2001, deliver to Agent the duly executed Cash Management Agreements, and each such Cash Management Agreement shall be in full force and effect;"


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     6. SECTION 3.2(F) of the Agreement is deleted in its entirety and is replaced with the following:

          "(f) on or before October 31, 2001, deliver to Agent such Collateral Access Agreements from lessors, warehousemen, bailees, and other third persons as Agent may require in its Permitted Discretion."

     7. SECTION 3.2(H) of the Agreement is deleted in its entirety and is replaced with the following:

          "(h) on or before October 31, 2001, Agent shall have received an opinion of Borrowers' Colorado counsel in form and substance reasonably satisfactory to Agent and all information and opinions reasonably required by Agent's United Kingdom counsel in order to issue an opinion reasonably satisfactory to Agent shall have been delivered by Borrowers to Agent's United Kingdom counsel."

     8. A new Section 3.2(i) is added to the Agreement to provide as follows:

          "(i) on or before October 31, 2001, deliver to Agent a completed
          Schedule 5.8(c) of this Agreement respecting the Capitalization of Borrower's Subsidiaries."

     9. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

     10. This Amendment shall be deemed effective as of the date first hereinabove written and shall have no retroactive effect whatsoever. Except as specifically amended herein, the Agreement shall remain in full force and effect without any other changes, amendments or modifications.

                  [Remainder of Page Intentionally Left Blank]




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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                       3D SYSTEMS CORPORATION,
                                       a Delaware corporation as Administrative
                                       Borrower and as a Borrower


                                       By: /S/ E. JAMES SELZER
                                          -------------------------------------
                                       Title:  CFO
                                             ----------------------------------



                                       3D SYSTEMS, INC.,
                                       a California corporation as a Borrower


                                       By: /S/ E. JAMES SELZER
                                          -------------------------------------
                                       Title:  CFO
                                             ----------------------------------



                                       3D CAPITAL CORPORATION,
                                       a California corporation, as a Borrower


                                       By: /S/ E. JAMES SELZER
                                          -------------------------------------
                                       Title:  CFO
                                             ----------------------------------



                                       U.S. BANK NATIONAL ASSOCIATION,
                                       as Agent and as a Lender


                                       By: /S/ FRANCIS S. LIM
                                          -------------------------------------
                                              Francis S. Lim, Vice President



                                       UNITED CALIFORNIA BANK,
                                       as a Lender


                                       By: /S/ DAVID G. KRONEN
                                          -------------------------------------
                                       Title:  VICE PRESIDENT
                                             ----------------------------------



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                            REAFFIRMATION OF GUARANTY


     The undersigned has executed a Continuing Guaranty ("Guaranty") in favor of Lenders respecting the obligations of Borrowers owing to Lenders. The undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that the Guaranty remains in full force and effect; nothing in such Continuing Guaranty obligates Lenders to notify the undersigned of any changes in the financial accommodations made available to Borrowers or to seek reaffirmations of the Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.


                                          3D HOLDINGS, LLC,
                                          a Delaware limited liability company


                                          By: /S/ E. JAMES SELZER
                                             ----------------------------------
                                          Title:  CFO
                                                -------------------------------



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